Cova Financial Services Life Insurance Company
                        Cova Variable Annuity Account One



                       Supplement dated September 18, 2000



For contracts issued in the Commonwealth of Pennsylvania, the following replaces the information in your Cova variable annuity prospectus under "Nursing Home Waiver":

         While the contract is in force and prior to the annuity date, if you or a joint owner become confined to a nursing home for at least 90 consecutive days and/or a hospital for at least 30 consecutive days or confined for a total of at least 90 days if there is not more than a 6-month consecutive break between any number of confinements and the confinements are for related causes, and you need part or all of the money from your contract, Cova will not impose a withdrawal charge. You must make a written request to receive this benefit. In Pennsylvania, this is called the "Waiver of Withdrawal Charge for Health Care Facilities Usage." You should refer to the rider to your contract for more information regarding this benefit, including a definition of nursing home and hospital.



CL-4229 (9/00)